UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2025

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Boulevard
Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 30, 2025, Investar Holding Corporation (“Investar”) entered into a Securities Purchase Agreement with certain institutional and other accredited investors relating to the sale by Investar in a private placement offering (the “Private Placement”) of an aggregate of 32,500 shares of its newly designated 6.5% Series A Non-Cumulative Perpetual Convertible Preferred Stock (“Series A Preferred Stock”). In connection with the Private Placement, Investar agreed generally to register the resale of the common stock issuable upon conversion of the Series A Preferred (the “Resale”). On September 17, 2025, the registration statement with respect to the Resale was declared effective, and the final prospectus with respect to the Resale was filed with the Securities and Exchange Commission on September 18, 2025 (the “Final Prospectus”).  This Current Report on Form 8-K is being filed for the purpose of updating certain financial and other information contained in the Final Prospectus relating to Wichita Falls Bancshares, Inc. (“WFB”), and the merger of WFB with and into Investar, to comport, among other things, with Rules 3-01 and 3-05 and Article 11 of Regulation S-X, which information is incorporated by reference into the Final Prospectus.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of business acquired.

(i) The consolidated balance sheets of WFB as of September 30, 2025 (unaudited) and December 31, 2024, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the nine months ended September 30, 2025 and 2024, and the related notes, are included as Exhibit 99.1, which is incorporated herein by reference.

(ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the nine months ended September 30, 2025 and 2024, with respect to WFB, is included as Exhibit 99.2, which is incorporated herein by reference.

(b)	Pro forma financial information.

(i) The unaudited pro forma combined condensed consolidated balance sheet of Investar as of September 30, 2025, and the unaudited pro forma combined condensed consolidated statement of income of Investar for the nine months ended September 30, 2025, are included as Exhibit 99.3, which is incorporated herein by reference.

(c)	Shell company transactions.

(i) Not applicable.

(d)	Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Unaudited Consolidated Financial Statements of Wichita Falls Bancshares, Inc. as of and for the nine months ended September 30, 2025 and 2024.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the nine months ended September 30, 2025 and 2024, with respect to Wichita Falls Bancshares, Inc.
99.3	Unaudited Pro Forma Combined Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2025.
104	The cover page of Investar Holding Corporation’s Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: November 14, 2025	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer